Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Significant Accounting Policies)	12 Months Ended
Dec. 31, 2010
General Policies Abstract
Nature Of Operations

Telephone and Data Systems, Inc. (“TDS”) is a diversified telecommunications company providing high-quality telecommunications services in 36 states to approximately 6.1 million wireless customers and 1.1 million wireline equivalent access lines at December 31, 2010. TDS conducts substantially all of its wireless operations through its 83% owned subsidiary, United States Cellular Corporation (“U.S. Cellular”), and provides wireline services through its incumbent local exchange carrier (“ILEC”) and competitive local exchange carrier (“CLEC”) operations under its wholly owned subsidiary, TDS Telecommunications Corporation (“TDS Telecom”). TDS conducts printing and distribution services through its majority-owned subsidiary, Suttle-Straus, Inc. (“Suttle-Straus”), which represents a small portion of TDS' operations.

TDS has three reportable segments: (i) U.S. Cellular's wireless operations; (ii) TDS Telecom's ILEC wireline operations and (iii) TDS Telecom's CLEC wireline operations. TDS does not have any foreign operations. See Note 17—Business Segment Information, for summary financial information on each business segment.

Principles of Consolidation

The accounting policies of TDS conform to accounting principles generally accepted in the United States of America (“GAAP”) as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of TDS, its majority-owned subsidiaries, general partnerships in which it has a majority partnership interest and variable interest entities (“VIEs”) in which TDS is the primary beneficiary. Both VIE and primary beneficiary represent terms defined by GAAP. Prior to January 1, 2010, the primary beneficiary of a VIE was the entity that recognized a majority of a VIE's expected gains or losses, as determined based on a quantitative model.  Effective January 1, 2010, new provisions under GAAP related to accounting for VIEs provide for a more qualitative assessment in determining the primary beneficiary of a VIE. The revised consolidation guidance related to VIEs effective January 1, 2010 did not change TDS' consolidated reporting entities.

Effective January 1, 2009, TDS adopted new required provisions under GAAP related to the accounting and reporting for noncontrolling interests.

Pursuant to this adoption, the following provisions were applied prospectively effective January 1, 2009:

  All earnings and losses of a subsidiary are attributed to the parent and the noncontrolling interest, even if the losses attributable to the noncontrolling interest result in a deficit noncontrolling interest balance. Previously, any losses exceeding the noncontrolling interest's investment in the subsidiary were attributed to the parent. This change did not have a significant impact on TDS' financial statements in 2010 or 2009.

  Once control of a subsidiary is obtained, changes in ownership interests in that subsidiary that do not result in a loss of control are accounted for as equity transactions. Previously, decreases in ownership interest in a subsidiary were accounted for as equity transactions, while increases in ownership interests in a subsidiary were accounted for as step acquisitions. Therefore, U.S. Cellular's repurchases of U.S. Cellular Common Shares in 2010 and 2009 were accounted for as equity transactions in TDS' financial statements, whereby the difference between the fair value of the consideration paid and the related carrying value of the noncontrolling interests was recorded as Capital in excess of par value in TDS' Consolidated Balance Sheet. Previously, these transactions had been recorded as step acquisitions in TDS' financial statements.

All material intercompany accounts and transactions have been eliminated.

Reclassifications	Certain prior year amounts have been reclassified to conform to the 2010 financial statement presentation. These reclassifications did not affect consolidated net income attributable to TDS shareholders, cash flows, assets, liabilities or equity for the years presented.
Business Combinations	Effective January 1, 2009, TDS adopted new required provisions under GAAP related to accounting for business combinations. Although the revised provisions still require that all business combinations are to be accounted for at fair value in accordance with the acquisition method, they require TDS to revise its application of the acquisition method in a number of significant aspects. Specifically, the new provisions require that transaction costs are to be expensed and that the acquirer must recognize 100% of the acquiree's assets and liabilities rather than a proportional share, for acquisitions of less than 100% of a business. In addition, the revised provisions eliminate the step acquisition model and provide that all business combinations, whether full, partial or step acquisitions, will result in all assets and liabilities of an acquired business being recorded at their fair values at the acquisition date. During 2008, TDS applied the provisions of GAAP related to business combinations in effect during that period. Similar to the revised provisions, the previous provisions required the application of the acquisition method whereby business combinations were to be accounted for at fair value. However the previous provisions were different in a number of respects, including (but not limited to) the requirement that all direct and incremental costs relating to an acquisition be included in the acquisition costs, and the requirement that the acquirer only recognize its proportional share of the fair value of assets and liabilities acquired in a partial business acquisition.
Use of Estimates	The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for goodwill and indefinite-lived intangible assets, depreciation, amortization and accretion, allowance for doubtful accounts, loyalty reward points, and income taxes.
Cash and Cash Equivalents

Cash and cash equivalents include cash and short-term, highly liquid investments with original maturities of three months or less.

Outstanding checks totaled $26.5 million and $26.1 million at December 31, 2010 and 2009, respectively, and are classified as Accounts payable in the Consolidated Balance Sheet.

Short-Term and Long-Term Investments	As of December 31, 2010 and 2009, TDS had $402.9 million and $113.3 million in Short-term investments and $102.2 million and $0 in Long-term investments, respectively. Short-term and Long-term investments consist of certificates of deposit (short-term only), U.S. treasuries and corporate notes, all of which are designated as held-to-maturity investments, and are recorded at amortized cost in the Consolidated Balance Sheet. The corporate notes are guaranteed by the Federal Deposit Insurance Corporation. For these investments, TDS’ objective is to earn a higher rate of return on funds that are not anticipated to be required to meet liquidity needs in the near term, while maintaining a low level of investment risk. See Note 3—Fair Value Measurements in the Notes to Consolidated Financial Statements for additional details on Short-term and Long-term investments.
Accounts Receivable and Allowance for Doubtful Accounts	U.S. Cellular’s accounts receivable primarily consist of amounts owed by customers pursuant to service contracts and for equipment sales, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular’s wireless systems. TDS Telecom’s accounts receivable primarily consist of amounts owed by customers for services provided, by connecting companies for carrying interstate and intrastate long-distance traffic on its network, and by interstate and intrastate revenue pools that distribute access charges.
Accounts Receivable and Allowance for Doubtful Accounts	The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing accounts receivable. The allowance is estimated based on historical experience and other factors that could affect collectability. Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable. When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts. TDS does not have any off-balance sheet credit exposure related to its customers. The changes in the allowance for doubtful accounts during the years ended December 31, 2010, 2009 and 2008 were as follows:
Accounts Receivable and Allowance for Doubtful Accounts
Year Ended December 31,	2010	2009	2008
(Dollars in thousands)
Beginning Balance	$37,623	$19,202	$21,929
Additions, net of recoveries	83,098	115,989	83,004
Deductions	(85,714)	(97,568)	(85,731)
Ending Balance	$35,007	$37,623	$19,202

Inventory

Inventory primarily consists of wireless devices stated at the lower of cost or market, with cost determined using the first-in, first-out method and market determined by replacement costs or estimated net realizable value. TDS Telecom's materials and supplies are stated at average cost.

Fair Value Measurements	Under the provisions of GAAP, fair value is a market-based measurement and not an entity-specific measurement, based on an exchange transaction in which the entity sells an asset or transfers a liability (exit price). The provisions also establish a fair value hierarchy that contains three levels for inputs used in fair value measurements. Level 1 inputs include quoted market prices for identical assets or liabilities in active markets. Level 2 inputs include quoted market prices for similar assets and liabilities in active markets or quoted market prices for identical assets and liabilities in inactive markets. Level 3 inputs are unobservable. In addition, on January 1, 2008, TDS elected provisions under GAAP that permit companies to choose to measure various financial instruments and certain other items at fair value. At the date the option is elected, entities are required to record a cumulative-effect adjustment to beginning retained earnings. In subsequent periods, for those instruments in which the fair value option is elected, unrealized gains and losses are recorded in the Consolidated Statement of Operations. On January 1, 2008, TDS elected these provisions for its investment in Deutsche Telekom Ordinary Shares, and also for the “collar” portions of the variable prepaid forward contracts (“forward contracts”) related to such Deutsche Telekom Ordinary Shares. TDS elected to do this for these items in order to better align the financial statement presentation of the unrealized gains and losses attributable to these items with their underlying economics. The forward contracts were settled and the Deutsche Telekom Ordinary Shares were disposed of in 2008.
Derivative Financial Instruments	TDS has in the past used derivative financial instruments in the form of forward contracts to reduce risks related to fluctuations in market prices of marketable equity securities. TDS did not hold or issue derivative financial instruments for trading purposes. During 2008, TDS had forward contracts in place with respect to the Deutsche Telekom Ordinary Shares it held, hedging the market price risk with respect to the contracted securities. These forward contracts settled in 2008. The downside market risk was hedged at or above the accounting cost basis of the securities. See Note 3—Fair Value Measurements for more information.
Licenses, Goodwill and Goodwill and Licenses Impairment Assessment	Licenses Licenses consist of costs incurred in acquiring Federal Communications Commission (“FCC”) licenses to provide wireless service. These costs include amounts paid to license applicants and owners of interests in entities awarded licenses and all direct and incremental costs related to acquiring the licenses. Prior to a change in the application of required GAAP in 2009, TDS had also allocated amounts to Licenses in conjunction with step acquisitions related to U.S. Cellular’s repurchase of U.S. Cellular Common Shares. TDS has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization, based on the following factors: Radio spectrum is not a depleting asset. The ability to use radio spectrum is not limited to any one technology. U.S. Cellular and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service. U.S. Cellular and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every fifteen years. To date, all of U.S. Cellular’s license renewal applications have been granted by the FCC. Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted. If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.” Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies. U.S. Cellular believes that it is probable that its future license renewal applications will be granted. Goodwill TDS has goodwill as a result of its acquisitions of wireless markets, the acquisition of operating telephone companies and, prior to 2009, step acquisitions related to U.S. Cellular’s repurchase of its common shares. Such goodwill represents the excess of the total purchase price over the fair value of net assets acquired in these transactions. Goodwill and Licenses Impairment Assessment Goodwill and licenses must be assessed for impairment annually or more frequently if events or changes in circumstances indicate that such assets might be impaired. The impairment test for goodwill is a two-step process. The first step compares the fair value of the reporting unit to its carrying value. If the carrying amount exceeds the fair value, the second step of the test is performed to measure the amount of impairment loss, if any. The second step compares the implied fair value of reporting unit goodwill with the carrying amount of that goodwill. To calculate the implied fair value of goodwill in this second step, an enterprise allocates the fair value of the reporting unit to all of the assets and liabilities of that reporting unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value was the price paid to acquire the reporting unit. The excess of the fair value of the reporting unit over the amount assigned to the assets and liabilities of the reporting unit is the implied fair value of goodwill. If the carrying amount of goodwill exceeds the implied fair value of goodwill, an impairment loss is recognized for that difference. The impairment test for an indefinite-lived intangible asset other than goodwill consists of comparing the fair value of the intangible asset to its carrying amount. If the carrying amount exceeds the fair value, an impairment loss is recognized for the difference. Quoted market prices in active markets are the best evidence of fair value of an intangible asset or reporting unit and are used when available. If quoted market prices are not available, the estimate of fair value is based on the best information available, including prices for similar assets and the use of other valuation techniques. Other valuation techniques include present value analysis, multiples of earnings or revenues, or similar performance measures. The use of these techniques involve assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate, and other inputs. Different assumptions for these inputs could create materially different results. Prior to 2009, U.S. Cellular completed the required annual impairment assessment of its licenses and goodwill as of April 1 of each year. As a result of the deterioration in the credit and financial markets and the decline of the overall economy in the fourth quarter of 2008, U.S. Cellular performed an interim impairment assessment of licenses and goodwill as of December 31, 2008. Effective April 1, 2009, U.S. Cellular adopted a new accounting policy whereby its annual impairment review of goodwill and indefinite-lived intangible assets will be performed as of November 1 instead of the second quarter of each year. The change in the annual goodwill and indefinite-lived intangible asset impairment testing date was made to better align the annual impairment test with the timing of U.S. Cellular’s annual strategic planning process, which allows for a better estimate of the future cash flows used in discounted cash flow models to test for impairment. This change in accounting policy did not delay, accelerate or avoid an impairment charge. U.S. Cellular tests goodwill for impairment at the level of reporting referred to as a reporting unit. For purposes of impairment testing of goodwill in 2010 and 2009, U.S. Cellular identified five reporting units. The five reporting units represent five geographic groupings of FCC licenses, representing five geographic service areas. U.S. Cellular tests licenses for impairment at the level of reporting referred to as a unit of accounting. For purposes of its annual impairment testing of licenses as of November 1, 2010 and 2009, U.S. Cellular combined its FCC licenses into eighteen units of accounting. Of these, thirteen of such eighteen units of accounting represented geographic groupings of licenses which, because they were not being utilized and, therefore, were not expected to generate cash flows from operating activities in the foreseeable future, were considered separate units of accounting for purposes of impairment testing. The five units of accounting for which licenses are being utilized are referred to as “built licenses” and the thirteen units of accounting for which licenses are not being utilized are referred to as “unbuilt licenses.” For purposes of impairment testing of goodwill, U.S. Cellular prepares valuations of each of the five reporting units. A discounted cash flow approach was used to value each reporting unit, using value drivers and risks specific to the current industry and economic markets. The cash flow estimates incorporated assumptions that market participants would use in their estimates of fair value. Key assumptions made in this process were the discount rate, estimated future cash flows, projected capital expenditures and the terminal growth rate. In 2009, U.S. Cellular changed its method of estimating the fair value of built licenses for purposes of impairment testing from the multiple period excess cash flow method (“MPECF method”) to the build-out method. U.S. Cellular elected to make this change as the build-out method is a more widely used and accepted valuation method in estimating the fair value of licenses for purposes of impairment testing in the wireless industry. U.S. Cellular does not believe the build-out method yields a significantly different estimate of the fair value of licenses than the MPECF method. The MPECF method estimated the fair value of the units of accounting by measuring the future cash flows of the license groups, reduced by charges for contributory assets such as working capital, trademarks, existing subscribers, fixed assets and assembled workforce to arrive at the economic margin. A contributory asset charge for goodwill was subtracted from the economic margin to arrive at the after-tax excess cash flows applicable to the licenses. The build-out method estimates the value of licenses by calculating future cash flows from a hypothetical start-up wireless company and assumes that the only assets available upon formation are the underlying licenses. To apply this method, a hypothetical build-out of the company’s wireless network, infrastructure, workforce and related costs are projected based on market participant information. Calculated cash flows, along with a terminal value, are discounted to the present and summed to determine the estimated fair value. For units of accounting which consist of unbuilt licenses, U.S. Cellular prepares estimates of fair value by reference to prices paid in recent auctions and market transactions where available. If such information is not available, the fair value of the unbuilt licenses is assumed to change by the same percentage, and in the same direction, that the fair value of built licenses measured using the build-out method changed during the period. As a result of updated guidance promulgated by the FASB effective January 1, 2009, TDS did not record any amounts to licenses and goodwill as a result of U.S. Cellular’s purchases of U.S. Cellular Common Shares as step acquisitions using purchase accounting after 2008. Prior to January 1, 2009, TDS had recorded amounts as licenses and goodwill as a result of accounting for U.S. Cellular's purchases of U.S. Cellular Common Shares as step acquisitions using purchase accounting. TDS' ownership percentage of U.S. Cellular increased upon these U.S. Cellular share repurchases. The purchase price in excess of the fair value of the net assets acquired was allocated principally to licenses and goodwill. For impairment testing purposes, the additional TDS licenses and goodwill amounts are allocated to the same reporting units and units of accounting used by U.S. Cellular. Consequently, U.S. Cellular's license and goodwill balances reported on a stand-alone basis do not match the TDS consolidated licenses and goodwill balances for U.S. Cellular, and impairment losses recognized by TDS related to U.S. Cellular licenses and goodwill may exceed those recognized by U.S. Cellular. TDS Telecom has recorded goodwill as a result of the acquisition of operating telephone companies and other service businesses and has assigned this goodwill to its ILEC reporting unit. For the purposes of impairment testing, the publicly-traded guideline company method and the recent transaction method were utilized. The publicly-traded guideline company method develops an indication of value by calculating market pricing multiples for selected publicly-traded companies. The recent transaction method calculates market pricing multiples based upon recent actual acquisitions of similar businesses. In both methods, the developed multiples are applied to the appropriate financial measure of TDS Telecom's ILEC reporting unit to determine the reporting unit's fair value.
Investments in Unconsolidated Entities	Investments in unconsolidated entities consist of amounts invested in wireless and wireline entities in which TDS holds a noncontrolling interest. TDS follows the equity method of accounting for such investments in which its ownership interest equals or exceeds 20% for corporations and equals or exceeds 3% for partnerships and limited liability companies. The cost method of accounting is followed for such investments in which TDS’ ownership interest is less than 20% for corporations and is less than 3% for partnerships and limited liability companies, and for investments for which TDS does not have the ability to exercise significant influence. For its equity method investments for which financial information is readily available, TDS records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, TDS records its equity in the earnings of the entity on a one quarter lag basis.
Property, Plant and Equipment

Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.

Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to Cost of services and products or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with removal cost less any salvage realized, to Loss on asset disposals, net.

Costs of developing new information systems are capitalized and amortized over their expected economic useful lives.

Depreciation	TDS provides for depreciation using the straight-line method over the estimated useful life of the assets. TDS depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets' economic lives or the specific lease terms. Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. U.S. Cellular and TDS Telecom did not materially change the useful lives of their property, plant and equipment in 2010, 2009 or 2008.
Impairment of Long-lived Assets

TDS reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired. The impairment test for tangible long-lived assets is a two-step process. The first step compares the carrying value of the asset (or asset group) with the estimated undiscounted cash flows over the remaining asset (or asset group) life. If the carrying value of the asset (or asset group) is greater than the undiscounted cash flows, the second step of the test is performed to measure the amount of impairment loss. The second step compares the carrying value of the asset to its estimated fair value. If the carrying value exceeds the estimated fair value (less cost to sell), an impairment loss is recognized for the difference.

Quoted market prices in active markets are the best evidence of fair value of a tangible long-lived asset and are used when available. If quoted market prices are not available, the estimate of fair value is based on the best information available, including prices for similar assets and the use of other valuation techniques. A present value analysis of cash flow scenarios is often the best available valuation technique. The use of this technique involves assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate, and other inputs. Different assumptions for these inputs could create materially different results.

Agent Liabilities

U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular. At December 31, 2010 and 2009, U.S. Cellular had accrued $71.3 million and $55.2 million, respectively, for amounts due to agents. This amount is included in Other current liabilities in the Consolidated Balance Sheet.

Other Assets and Deferred Charges

Other assets and deferred charges primarily represent legal and other charges related to various borrowing instruments, and are amortized over the respective term of each instrument. The amounts for deferred charges included in the Consolidated Balance Sheet at December 31, 2010 and 2009 are shown net of accumulated amortization of $26.0 million and $23.0 million, respectively.

Asset Retirement Obligations	TDS accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred. At the time the liability is incurred, TDS records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount. The liability is accreted to its present value over a period ending with the estimated settlement date of the respective asset retirement obligation. Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability (including accretion of discount) is recognized in the Consolidated Statement of Operations.
Treasury Shares	Common Shares and Special Common Shares repurchased by TDS are recorded at cost as treasury shares and result in a reduction of equity. Treasury shares are reissued as part of TDS’ stock-based compensation programs. When treasury shares are reissued, TDS determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Capital in excess of par value or Retained earnings.
Revenue Recognition

U.S. Cellular

Revenues from wireless operations consist primarily of:

  Charges for access, airtime, roaming, long distance, data and other value added services provided to U.S. Cellular's retail customers and to end users through third-party resellers;
  Charges to carriers whose customers use U.S. Cellular's systems when roaming;
  Sales of equipment and accessories;
  Amounts received from the Universal Service Fund (“USF”) in states where U.S. Cellular has been designated an Eligible Telecommunications Carrier (“ETC”); and
  Redemptions of loyalty reward points for products or services.

Revenues related to wireless services and other value added services are recognized as services are rendered. Revenues billed in advance or in arrears of the services being provided are estimated and deferred or accrued, as appropriate.

Revenues from sales of equipment and accessories are recognized when title and risk of loss passes to the agent or end-user customer.

In October 2009, the FASB issued Accounting Standards Update No. 2009-13, Multiple Deliverable Revenue Arrangements—a consensus of FASB Emerging Issues Task Force ("ASU 2009-13"). ASU 2009-13 provides for less restrictive separation criteria that must be met for a deliverable to be considered a separate unit of accounting. Additionally, under this Standard, there is a hierarchy for determining the selling price of a unit of accounting and consideration must be allocated using a relative-selling price method. U.S. Cellular is required to adopt the provisions of ASU 2009-13 on January 1, 2011, however elected to adopt the provisions as of October 1, 2010 on a retroactive basis to January 1, 2010. U.S. Cellular made this election due to certain new service offerings (Belief Plans) with multiple elements that were introduced in the fourth quarter of 2010. These new service offerings may include a combination of the following elements which are considered separate units of accounting under ASU 2009-13: wireless service (voice, messaging and data), wireless devices, phone replacement of such wireless handsets, and loyalty reward points that may be redeemed by customers for wireless products and services in future periods. The adoption of ASU 2009-13 on October 1, 2010 had no impact on any previously reported financial statement amounts for 2010 interim periods.

U.S. Cellular allocates revenue to each element of these service offerings accounted for under ASU 2009-13 using the relative selling price method. Under this method, arrangement consideration, which consists of the amounts billed to the customer net of any cash-based discounts, are allocated to each element on the basis of their relative selling price, on a stand-alone basis. Such stand-alone selling price is determined in accordance with the following hierarchy:

  U.S. Cellular-specific objective evidence of stand-alone selling price, if available; otherwise
  Third-party evidence of selling price, if it is determinable; otherwise
  A best estimate of stand-alone selling price.

U.S. Cellular estimates stand-alone selling prices of the elements of its new service offerings as follows:

  Wireless services – Based on the actual selling price U.S. Cellular offers when such plan is sold on a stand-alone basis, or if the plan is not sold on a stand-alone basis, U.S. Cellular's estimate of the price of such plan based on similar plans that are sold on a stand-alone basis.
  Wireless devices – Based on the selling price of the respective wireless device when it is sold on a stand-alone basis.
  Phone Replacement – Based on U.S. Cellular's estimate of the price of this service if it were sold on a stand-alone basis, which was calculated by estimating the cost of this program plus a reasonable margin.
  Loyalty reward points – By estimating the retail price of the products and services for which points may be redeemed and dividing such amount by the number of loyalty points required to receive such products and services. This is calculated on a weighted average basis and requires U.S. Cellular to estimate the percentage of loyalty points that will be redeemed for each product or service.

U.S. Cellular follows the deferred revenue method of accounting for its loyalty reward program. Under this method, revenue allocated to loyalty reward points is deferred and recognized at the time the customer redeems loyalty reward points. U.S. Cellular does not have sufficient historical data in which to estimate any portion of loyalty reward points that will not be redeemed. As such, 100% of the value of the loyalty reward points is deferred until redeemed.

The introduction of these new service offerings in conjunction with the adoption of ASU 2009-13 required U.S. Cellular to defer the recognition of revenue related to amounts billed to customers that are attributed to loyalty reward points, and therefore impacted the timing of revenue recognition related to such service offerings. As of December 31, 2010, $7.1 million of revenue was deferred related to loyalty reward points outstanding as of this date. This amount was recorded in Customer deposits and deferred revenues (a current liability account) in the Consolidated Balance Sheet, as customers may redeem their reward points within the current period.

Cash-based discounts and incentives, including discounts to customers who pay their bills through the use of on-line bill payment methods, are recognized as a reduction of Operating revenues concurrently with the associated revenue, and are allocated to the various products and services in the bundled offering based on their respective relative selling price.

In order to provide better control over wireless device quality, U.S. Cellular sells wireless devices to agents. U.S. Cellular pays rebates to agents at the time an agent activates a new customer or retains an existing customer in a transaction involving a wireless device. U.S. Cellular accounts for these rebates by reducing revenues at the time of the wireless device sale to the agent rather than at the time the agent activates a new customer or retains a current customer. Similarly, U.S. Cellular offers certain wireless device sales rebates and incentives to its retail customers and records the revenue net of the corresponding rebate or incentive. The total potential rebates and incentives are reduced by U.S. Cellular's estimate of rebates that will not be redeemed by customers based on historical experience of such redemptions.

Activation fees charged with the sale of service only, where U.S. Cellular does not also sell a wireless device to the customer, are deferred and recognized over the average customer life. U.S. Cellular defers recognition of a portion of commission expenses related to these activations in the amount of deferred activation fee revenues. This method of accounting provides for matching of revenues and direct incremental costs associated with such activations within each reporting period. GAAP requires that activation fees charged with the sale of equipment and service to be allocated to the equipment and service based upon the relative selling prices of each item. This generally results in the recognition of the activation fee as additional wireless device revenue at the time of sale.

ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular's designation as an ETC in various states.

TDS Telecom

Revenue from wireline operations consist primarily of charges for:

  The provision of local telephone exchange service;
  Compensation for carrying interstate and intrastate long-distance voice and data traffic on TDS Telecom's local telephone networks, including compensation from Universal Service Funds;
  Leasing, selling, installing and maintaining customer premise equipment;
  Providing broadband services;
  Providing hosted voice over internet protocol (“VoIP”) solutions and other hosted services to business;
  Reselling long-distance services;
  Providing Hosted and Managed services; and
  Selling digital broadcast satellite service.

Revenues are recognized as services are rendered. Activation fees charged are deferred and recognized over the average customer's service period.

TDS Telecom offers some products and services that are provided by third-party vendors, primarily satellite television service. TDS records satellite television service revenue on a net basis.

TDS Telecom offers discounts and incentives to customers who receive certain groupings of products and services (bundled arrangements).  These discounts are recognized concurrently with the associated revenue and are allocated to the various products and services in the bundled offering based on their relative selling prices.

Discounts and cash incentives offered by TDS Telecom that are given directly to customers are recorded in the financial statements as a reduction of Operating revenues.

TDS Telecom's ILECs participate in revenue pools with other telephone companies for interstate revenue and for certain intrastate revenue. Such pools are funded by long distance revenue and/or access charges within state jurisdictions and by access charges in the interstate market. Revenues earned through the various pooling processes are recorded based on estimates following the National Exchange Carrier Association's rules as approved by the FCC.

Amounts Collected from Customers and Remitted to Governmental Authorities	TDS records amounts collected from customers and remitted to governmental authorities net within a tax liability account if the tax is assessed upon the customer and TDS merely acts as an agent in collecting the tax on behalf of the imposing governmental authority. If the tax is assessed upon TDS, then amounts collected from customers as recovery of the tax are recorded in Operating revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations. The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $154.0 million, $124.3 million and $156.5 million for 2010, 2009 and 2008, respectively.
Advertising Costs	TDS expenses advertising costs as incurred. Advertising costs totaled $273.0 million, $265.2 million and $286.2 million in 2010, 2009 and 2008, respectively.
Income Taxes

TDS files a consolidated federal income tax return. Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the tax rates anticipated to be in effect when the temporary differences reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. TDS evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment.

Stock-Based Compensation	TDS has established long-term incentive plans, employee stock purchase plans, dividend reinvestment plans, and a non-employee director compensation plan which are described more fully in Note 16—Stock-based Compensation. These plans are considered compensatory plans; therefore, recognition of compensation costs for grants made under these plans is required. The dividend reinvestment plan of TDS is not considered a compensatory plan, therefore recognition of compensation costs for grants made under this plan is not required. TDS values its share-based payment transactions using a Black-Scholes valuation model. Stock-based compensation cost recognized during the period is based on the portion of the share-based payment awards that are ultimately expected to vest. Accordingly, stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Pre-vesting forfeitures and expected life are estimated based on historical experience related to similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations of future employee behavior. TDS believes that its historical experience provides the best estimates of future pre-vesting forfeitures and future expected life. The expected volatility assumption is based on the historical volatility of TDS’ common stock over a period commensurate with the expected life. The dividend yield assumption is equal to the dividends declared in the most recent year as a percentage of the share price on the date of grant. The risk-free interest rate assumption is determined using the implied yield for zero-coupon U.S. government issues with a remaining term that approximates the expected life of the stock options. Compensation cost for stock option awards is recognized over the respective requisite service period of the awards, which is generally the vesting period, on a straight-line basis for each separate vesting portion of the awards as if the awards were, in-substance, multiple awards (graded vesting attribution method).
Operating Leases

TDS is a party to various lease agreements for office space, retail sites, cell sites and equipment that are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. TDS accounts for certain operating leases that contain rent abatements, lease incentives and/or fixed rental increases by recognizing lease revenue and expense on a straight-line basis over the lease term.

Recent Accounting Pronouncements	In October 2009, the FASB issued Accounting Standards Update No. 2009-14, Certain Revenue Arrangements that include Software Elements (“ASU 2009-14”). ASU 2009-14 amends accounting and reporting guidance for revenue arrangements involving both tangible products and software that is “more than incidental to the tangible product as a whole.” ASU 2009-14 is effective for TDS on January 1, 2011. TDS does not anticipate that this pronouncement will have a significant impact on its financial position or results of operations.
Variable Interest Entities	From time to time, the FCC conducts auctions through which additional spectrum is made available for the provision of wireless services. U.S. Cellular, TDS’ subsidiary, participated in spectrum auctions indirectly through its interests in Aquinas Wireless L.P. (“Aquinas Wireless”), King Street Wireless L.P. (“King Street Wireless”), Barat Wireless L.P. (“Barat Wireless”) and Carroll Wireless L.P. (“Carroll Wireless”), collectively, the “limited partnerships.” Each limited partnership participated in and was awarded spectrum licenses in one of four separate spectrum auctions (FCC Auctions 78, 73, 66 and 58). Each limited partnership qualified as a “designated entity” and thereby was eligible for bidding credits with respect to licenses purchased in accordance with the rules defined by the FCC for each auction. In most cases, the bidding credits resulted in a 25% discount from the gross winning bid. Consolidated VIEs As of December 31, 2010, TDS consolidates the following VIEs under GAAP: Aquinas Wireless; King Street Wireless and King Street Wireless, Inc., the general partner of King Street Wireless; Barat Wireless and Barat Wireless, Inc., the general partner of Barat Wireless; and Carroll Wireless and Carroll PCS, Inc., the general partner of Carroll Wireless. TDS holds a variable interest in the entities listed above. It has made capital contributions and/or advances to these entities. The power to direct the activities of the VIEs that most significantly impact their economic performance is shared. Specifically, the general partner of each of these VIEs has the exclusive right to manage, operate and control the limited partnerships and make all decisions to carry on the business of the partnerships; however, the general partner of each partnership needs consent of the limited partner, a TDS subsidiary, to sell or lease certain licenses, to make certain large expenditures, admit other partners or liquidate the limited partnerships. Although the power to direct the activities of the VIEs is shared, TDS has a disproportionate level of exposure to the variability associated with the economic performance of the VIEs, indicating that TDS is the primary beneficiary of the VIEs in accordance with GAAP. Accordingly, these VIEs are consolidated.